Supplement Dated August 6, 2015 to the Prospectuses and the Statement of Additional Information

This Supplement updates certain information in the Prospectuses and Statement of Additional Information for each of the funds of the Lincoln Advisors Trust (together, the “Funds”). You may obtain copies of the Funds’ Prospectuses and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-234-3500 or at www.lfg.com/presidential.

Please keep this Supplement with your Prospectuses and other important records.

Revisions to the Prospectuses and Statement of Additional Information for the Funds:

Effective July 31, 2015, all references to David A. Weiss are removed.

Effective August 3, 2015, Patrick McAllister has been appointed as a portfolio manager of the Funds.

The following information is added to the Funds’ prospectuses under “Investment Adviser”:

Portfolio Managers	Company Title	Experience w/ Fund
Patrick McAllister	Vice President	Since August 2015

The following biographical information is added to the Funds’ prospectuses under “Portfolio Managers”:

Patrick McAllister, PhD, is a Portfolio Manager and is responsible for the day-to-day co-management of the Fund. With LIA since 2014 and Lincoln Life since 2013, Mr. McAllister currently is Vice President of LIA and is responsible for leading LIA’s risk management strategy. He is a member of LIA’s Investment Committee, Asset Allocation Committee and Derivatives Committee. He is also a member of LNC’s Equity Risk Management Committee. Prior to joining Lincoln Life, Mr. McAllister was an Executive Director at Morgan Stanley in the Equity Sales and Trading and Capital Markets Divisions, doing trade structuring, modeling, and advisory work for clients in the insurance, asset management, and pension fund industries. Mr. McAllister holds a B.A. and a Ph.D. in Economics from Stanford University.